SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     April 24, 2001

                              Tritel Finance, Inc.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                  333-82509-03               64-0896439
         --------                  ------------               ----------
      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)

                          1010 N. Glebe Road, Suite 800
                               Arlington, VA 22201
                               -------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:   (703) 236-1100

                     --------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            In connection with the acquisition of Tritel, Inc. by TeleCorp PCS, Inc. ("TeleCorp") on November 13, 2000, TeleCorp has determined that it will retain one independent accounting firm for itself and its direct and indirect subsidiaries. In connection with the foregoing, on April 24, 2001, Tritel Finance, Inc. (the "Company") dismissed its prior independent accountants, KPMG LLP, and retained as its new independent accountants PricewaterhouseCoopers LLP which currently serves as TeleCorp's independent accounting firm. KPMG LLP's report on the consolidated financial statements of Tritel, Inc. for the two most recent fiscal years (i.e., the fiscal years ended December 31, 2000 and December 31, 1999) contained no adverse opinion nor any disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change the Company's accountants was approved by the Company's Board of Directors.

            During the Company's last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

            KPMG LLP did not advise the Company that a "reportable event" described in Item 304(a)(1)(v) of Regulation S-K, as promulgated by the Securities and Exchange Commission, occurred with respect to the Company within the last two fiscal years and the subsequent interim period to the date hereof.

            During the last two fiscal years and the subsequent interim period to the date hereof, the Company did not consult PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

            The Company has requested KPMG LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company. A copy of such letter, dated
April 30, 2001, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      (c)         Exhibits

                  Exhibit 16.1 Letter from KPMG LLP to the Securities and Exchange Commission.
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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRITEL FINANCE, INC.

      Date: April 30, 2001

                                             By:   /s/ Thomas H. Sullivan
                                                   ---------------------------
                                                   Thomas H. Sullivan
                                                   President, Chief
                                                   Financial Officer and
                                                   Treasurer


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                                   EXHIBIT INDEX

      EXHIBIT           DESCRIPTION

      Exhibit           16.1 Letter from KPMG LLP to the Securities and Exchange
                        Commission.